UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07599

DOMINI INSTITUTIONAL TRUST
(Exact Name of Registrant as Specified in Charter)

536 Broadway, 7th Floor, New York, New York 10012
(Address of Principal Executive Offices)

Amy L. Domini
Domini Social Investments LLC
536 Broadway, 7th Floor
New York, New York 10012
(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-217-1100

Date of Fiscal Year End: July 31

Date of Reporting Period: July 31, 2006

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

Domini Institutional Social Equity FundSM

Annual Report
July 31, 2006

The Way You Invest Matters®

Table of Contents

2	Letter from the President
4	Performance Commentary
7	Expense Example
9	Social Profiles
Domini Social Equity Trust
15	Portfolio of Investments
25	Statement of Assets and Liabilities
26	Statement of Operations
27	Statements of Changes in Net Assets
28	Financial Highlights
29	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
Domini Institutional Social Equity Fund
32	Statement of Assets and Liabilities
33	Statement of Operations
34	Statements of Changes in Net Assets
35	Financial Highlights
36	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Board of Trustees' Consideration of Management and Submanagement Agreements
51	Trustees and Officers
55	Proxy Voting Information
55	Quarterly Portfolio Schedule Information
55	Proxy Results
Back Cover	For More Information

LETTER FROM THE PRESIDENT

Dear Fellow Shareholders:

The greatness of this nation has always rested upon its commitment to the ordinary women and men working in our factories, shops, farms, schools, mines, and other places of employment.

I grew up during the 1950s, an era in which a working person could support a family, buy a home, put the children through state university, and save for retirement — all on one salary. Thanks to the baby boomers from this era, this nation enjoyed the great expansion of the 1990s, when fields were developed that were unheard of in the past, such as computer technology, wireless phone communication, and drugs created through biotechnology. The giants of today's corporate leadership are the very products of America's commitment in the 1950s and '60s to maintaining fine public schools, paying workers enough so that their families could thrive, and providing the public with a degree of personal safety.

Since then, improvements in income have been enjoyed only by the richest among us. From 1972 to 2004, for instance, the real average income of the top 1% more than doubled — from about $300,000 to more than $700,000 — while the average income of the other 99% remained flat, at around $37,500. The income gap has widened, not narrowed.

There are many reasons for this. Increasing globalization has provided businesses access to a large pool of low-wage labor. CEO compensation has ballooned out of proportion to the wages earned by the average employee. Government policy, including tax cuts designed to benefit the rich, has arguably accelerated the concentration of wealth.

Although individual companies cannot reverse these broad trends, they can do a great deal to improve the well-being of their employees — not only by paying them fair wages and rewarding them for their contributions to the company, but by providing a range of benefits that may save them money, enrich their lives, and advance their careers.

At Domini Social Investments, we review our investments carefully. One of the primary indicators we use in evaluating a company is a supportive environment for employees. Creating such an environment is difficult, and no company does a perfect job of balancing the factors involved. In this report we profile some of the companies and agencies held in our portfolios that have made notable achievements in this area.

When someone makes the decision to work for a company, she or he makes what may be a life-changing commitment. Employees may invest their intellectual capital, develop specialized skills, sacrifice time that could otherwise be spent with their families, or even risk their own health and safety.

In fact, employers and employees can be viewed as participating in a partnership, and both parties have a responsibility to make it work. Employees must work diligently, and companies must in turn treat their employees fairly, assuring them, among other things, of a living wage and a comfortable retirement. But it should not stop there. The greatness of our nation over the next few decades will largely hinge on the workforce of today being able to give their children what baby boomers of the 1950s were given: an opportunity to excel. Companies that work to ensure a safe workplace, to encourage physical fitness, and to help employees deal with personal or family problems may benefit from increased employee productivity and loyalty. Where management and labor unions work respectfully with each other to balance their needs, both constituencies may find it easier to confront the challenges that businesses inevitably face.

By sharing their financial success through profit sharing, employee stock ownership, or other forms of involvement and empowerment, companies can help align their employees' sense of personal growth and satisfaction with the growth and success of the firm. Companies that take steps to assure equity in pay for men and women and the financial well-being of their retirees, and those that award bonuses for those who reach social and environmental goals — not just financial goals — help build their own credibility and align their reward systems with their goals for society.

The long-term success of a company depends on its relationship to a variety of stakeholders. Employees are among the most important of these stakeholders. As a social investor, you help encourage companies to adopt programs that promote the well-being of employees, which in turn strengthens our society.

Thank you for being a Domini shareholder. We appreciate your trust and your commitment to helping create a better future for everyone.

Very truly yours,

Amy Domini
amy@domini.com

Domini INSTITUTIONAL Social Equity Fund

PERFORMANCE COMMENTARY

For the year ended July 31, 2006, the Domini Institutional Social Equity Fund returned 1.22%, while the Standard & Poor's 500 Index (S&P 500) returned 5.38%.

Equity markets had modest gains for the 12-month period ended July 31, a year marked by concerns over oil prices and inflation.

Despite the impact of Hurricane Katrina and the spike in oil prices that followed, corporate earnings showed surprising strength in 2005, increasing approximately 15% over 2004. However, earnings grew at a decreasing rate over the last two quarters of 2005. A slowdown in earnings is consistent with the later stages of economic expansions.

The effect on oil prices of Hurricane Katrina and unrest in the Middle East heightened awareness that oil prices will remain vulnerable to production interruptions. Oil prices increased 26% during the 12 months ended July 31, ending at approximately $76 per barrel.

Comments by the Federal Reserve Board after its 17th consecutive interest rate increase this June suggested that the Fed believed that although economic growth was moderating, some inflation risks remained. Payroll data reported in early July showed a 3.9% annualized increase in wages.

Other economic statistics released during the six months ended July 31 pointed to a weakening economic environment. Nonfarm employment gains declined from an average of more than 176,000 jobs per month in the first quarter of 2006 to an estimated 112,000 jobs per month in April through July. Housing starts declined more than in any other period in the last eight years.

Although some Wall Street analysts predict that corporate profits will grow 12% in 2006, others estimate that one-third of recent profit increases have come from energy and materials companies. This source of profit growth is cyclical and could disappear as increased prices for energy and materials drag on the economy as a whole.

The performance of the Fund relative to the S&P 500 was hurt in part by its underweighting to the energy sector and its overweighting to the information technology sector. Negative return due to stock selection contributed to this effect. The Fund was hurt in particular by the Portfolio's overweighting in Dell and Intel.

The relative performance of the Fund was helped in part by its overweighting to the telecommunications services sector. The Fund was also helped by the Portfolio's overweighting to JPMorgan Chase and its avoidance of General Electric and Wal-Mart.

The Domini Institutional Social Equity Fund invests in the Domini Social Equity Trust. The table and the bar chart below provide information as of July 31, 2006, about the ten largest holdings of the Domini Social Equity Trust and its portfolio holdings by industry sector:

TEN LARGEST HOLDINGS

COMPANY	% of NET ASSETS	COMPANY	% of NET ASSETS
Microsoft	3.66	AT&T	2.03
Johnson & Johnson	3.21	Cisco Systems	1.89
Procter & Gamble	3.20	PepsiCo	1.82
JPMorgan Chase	2.75	Intel	1.82
Wells Fargo	2.11	Verizon Communications	1.71

PORTFOLIO HOLDINGS BY INDUSTRY SECTOR (% OF NET ASSETS)

The holdings mentioned above are described in the Domini Social Equity Trust's (DSET) Portfolio of Investments at July 31, 2006, included herein. The composition of the DSET is subject to change.

Domini Institutional Social Equity Fund — Performance Commentary  5

AVERAGE ANNUAL TOTAL RETURNS

		Domini Institutional Social Equity Fund (DISEF)	S&P 500
As of 6-30-06	1 Year	5.98%	8.63%
	5 Year	1.67%	2.49%
	10 Year	8.14%	8.31%
	Since Inception(1)	10.01%	10.32%
As of 7-31-06	1 Year	1.22%	5.38%
	5 Year	1.68%	2.82%
	10 Year	8.63%	8.87%
	Since Inception(1)	9.96%	10.31%

Comparison of $10,000 Investment in the
Domini Institutional Social Equity Fund and S&P 500

Past performance is no guarantee of future results. The Fund's returns quoted above represent past performance after all expenses. Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For performance information current to the most recent month-end, call 1-800-582-6757 or visit www.domini.com. A 2.00% redemption fee is charged on sales or exchanges of shares made less than 60 days after the settlement of purchase or acquisition through exchange, with certain exceptions. Performance data quoted above does not reflect the deduction of this fee, which would reduce the performance quoted. See the Fund's prospectus for further information.

The table and the graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return for the Fund is based on the Fund's net asset values and assumes all dividends and capital gains were reinvested. An investment in the Fund is not a bank deposit and is not insured. You may lose money. Certain fees payable by the Fund were waived during the period, and the Fund's average annual total returns would have been lower had these not been waived.

The Standard & Poor's 500 Index (S&P 500) is an unmanaged index of common stocks. Investors cannot invest directly in the S&P 500.

(1)

The Domini Institutional Social Equity Fund, which commenced operations on May 30, 1996, invests all of its assets in the Domini Social Equity Trust (DSET), which has the same investment objectives as the Fund. The DSET commenced operations on June 3, 1991. Performance prior to the Fund's commencement of operations is the performance of the DSET adjusted for expenses of the Fund.

This material must be preceded or accompanied by the Fund's current prospectus. DSIL Investment Services LLC, Distributor. 09/06

6  Domini Institutional Social Equity Fund — Performance Commentary

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

EXPENSE EXAMPLE

As a shareholder of the Domini Institutional Social Equity Fund, you incur two types of costs:

•

Transaction costs such as redemption fees deducted from any redemption or exchange proceeds if you sell or exchange shares of the Fund after holding them less than 60 days

•

Ongoing costs, including management fees and other Fund expenses

This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on February 1, 2006, and held through July 31, 2006.

Actual Expenses

The line of the table captioned ‘‘Actual Expenses’’ below provides information about actual account value and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you paid over the period as follows:

•

Divide your account value by $1,000.

•

Multiply your result in step 1 by the number in the first line under the heading ‘‘Expenses Paid During Period’’ in the table.

•

The result equals the estimated expenses you paid on your account during the period.

Hypothetical Expenses

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's return. The hypothetical account values and expenses may not be used to estimate actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical example that appears in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Domini Institutional Social Equity Fund	Beginning Account Value as of 2/1/2006	Ending Account Value as of 7/31/2006	Expenses Paid During Period* 2/1/2006 – 7/31/2006
Actual Expenses	$1,000.00	$979.00	$1.96
Hypothetical Expenses (5% return before expenses)	$1,000.00	$1,022.81	$2.01

*

Expenses are equal to the Fund's annualized expense ratio of 0.40%, multiplied by average account value over the period, multiplied by 181, and divided by 365. The example reflects the aggregate expenses of the Fund and the Domini Social Equity Trust, the underlying portfolio in which the Fund invests.

8  Domini Institutional Social Equity Fund — Expense Example

Domini Institutional Social Equity Fund

Social Profiles

Employee Relations

Companies may invest in their employees in a variety of ways. Some companies offer exceptional compensation or family benefits, like Nordstrom and Bright Horizons Family Solutions, which are profiled below. Some empower their workers through decentralized decision-making (Granite Construction) or reenergize them through generous sabbaticals (Intel). Some excel in training (Men's Wearhouse) while others help give employees a sense of worth by encouraging them to contribute to society (CDW). Each of the companies profiled below appears in Fortune magazine's 2006 list of 100 Best Companies to Work For.

Other companies, including many in the portfolio of the Domini Institutional Social Equity Fund, are exceptional in their support for a diverse workforce that draws on the abilities of women, the handicapped, gays and lesbians, and people of various ethnic and religious backgrounds, or they have notably strong union relations.

In an economy increasingly dependent on service and information industries, the value of companies is increasingly tied to the skills and morale of their employees. By investing in their employees, American companies often find they reap important benefits in the form of a loyal, motivated, and productive workforce.

Bright Horizons Family Solutions (BFAM)

By investing in its employees, Bright Horizons Family Solutions, which operates 560 childcare and early education centers, has helped make childcare a more desirable profession.

Despite the importance of qualified daycare providers, daycare is often a poorly paid job. Bright Horizons, however, has opted to pay employees a rate more than 50% above the industry standard. Workers get a 50% discount on their own childcare, and 20 times a year they can use backup childcare for $10 a day.

According to the company, in addition to the 12 weeks of unpaid parental leave required by the Family and Medical Leave Act, both female and male Brights Horizons employees may use sick time and vacation time to extend their leave. Unused sick time and vacation time carry over from year to year, up to a total of 240 hours and 160 hours, respectively. Mothers may also use two to four weeks of paid disability leave (or more, depending on the situation) to replace income during the early months of the baby's life. The company also offers adoption aid, an eldercare resource and referral plan, and lactation rooms at various centers. Employees can take advantage of alternative work schedules including flextime, compressed work weeks, part-time work, job sharing, and telecommuting.

The company and its foundation fund about 100 children's playrooms and educational centers, called Bright Spaces, in homeless shelters around the country. In November 2005, the company reported that it was supporting 100 Bright Spaces in 28 states and that roughly 4,000 children accessed these centers each month.

CDW (CDWC)

CDW, a direct marketer of computer products, encourages performance with incentives, including profit-sharing when the company does well. Employees who have worked at CDW at least three years are awarded all-expense-paid vacations anywhere in the U.S. if the company's sales goals are met. Employees enjoy a subsidized on-site cafeteria, an on-site fitness center, free meals for second-shift employees, free breakfasts on certain days of the week, a complimentary all-day beverage service, free turkeys or pies for Thanksgiving and Christmas, and a paid day off for community service.

CDW's generosity to its employees has helped spur generosity by its employees as well. Employees of CDW ordinarily enjoy an annual holiday party in Chicago that costs the company more than $1 million. In December 2005, employees chose to forego the company holiday party and donate the savings to relief for the victims of hurricanes in the Gulf Coast. The Louisiana Association of Business and Industry received $350,000 to launch its Small Business Reboot Program, and the company agreed to match up to $350,000 in donations made by employees. In August 2006, CDW reported that it had begun sending 300 employees on four-day ‘‘relief trips’’ to help rebuild homes destroyed by Hurricane Katrina.

Granite Construction (GVA)

Granite Construction — a major builder of highways and other construction projects — emphasizes integrity and uses stock ownership and decentralized decision-making to encourage its employees to feel involved in the company's success.

In 1984, when an offer was made to buy the company, Granite instead reserved majority ownership for an employee stock ownership plan. Each year shares were given to all employees. In 1990, in order to avoid using up capital buying back shares when employees retired, Granite went public to create a market for employee-owned shares. As of December 2005, Granite employees owned approximately 18% of the company. (Only non-union hourly and salaried employees participate in the plan.)

In 1990, the company introduced a week-long training program for young engineers, including a half day on ethical problems. The company drafted a new ethics policy based on a document by the company's founder, which

10  Domini Institutional Social Equity Fund — Social Profiles

asserted the company's people would ‘‘boldly contend for that which is right and firmly reject that which is wrong.’’

Each of Granite's divisions is run as an individual profit center. At each of the company's branches, branch managers are compensated according to the profitability of the branch. A system for employees to continually teach one another is described by the company as a ‘‘living learning process.’’ For the last ten years, the voluntary turnover rate among U.S. employees of Granite has reportedly been less than 9%.

Intel (INTC)

Intel, the well-known manufacturer of semiconductor chips, offers an impressive array of employee benefits, but one of the most unusual is its sabbatical program. Workers are eligible for an eight-week paid sabbatical every seven years. Employees report returning to work more committed and more energized.

In addition, Intel offers its employees a broad-based stock option plan and cash profit-sharing. Cash bonuses based on company profits are paid twice a year. An additional annual bonus is paid based on an employee's performance, the financial performance of the company, and the performance of the employee's business group.

In 2006, the magazine Careers & the disABLED ranked Intel number 19 among 50 companies with the best reputation for employing and accommodating the disabled. In 2005, for the fourth year, Working Mother magazine included Intel on its list of the 100 best workplaces for working mothers. Also in 2005, Intel was one of 101 companies to receive a perfect score of 100% on the Human Rights Campaign's Corporate Equality Index, which rates companies on their policies toward gay, lesbian, bisexual, and transgender people.

Men's Wearhouse (MW)

Men's Wearhouse, which sells men's clothing at discounted prices, encourages employee loyalty by investing substantially in their training.

Ninety-eight percent of regional and district managers have historically started in store positions. The company's Suits University offers a one-week training program for wardrobe consultants and managers, which covers consulting, customer service, corporate culture, merchandising, tailoring, and company benefits. The company also provides seasonal training seminars and in-store training and merchandising sessions. Long-time employees are eligible for a three-week paid sabbatical every five years — a notable policy for a retail store.

The company also uses its product to help men change their lives for the better. Men's Wearhouse sponsors organizations such as Working Wardrobes, Career Gear, and Law Suits, which offer free suits and alterations to help men faced with poverty and homelessness to dress for interviews and reenter the workforce.

Domini Institutional Social Equity Fund — Social Profiles  11

Nordstrom (JWN)

The Nordstrom department store chain is notable for its family-friendly policies. The company offers up to 84 days of family and medical leave per year, which may be used for maternity or paternity or a variety of family care situations. In addition to flextime and other alternative work options, the company offers a ‘‘Moms-to-Babies Maternity Management Program,’’ which helps provide access to covered prenatal care, education materials for expectant parents, obstetrical nurse case management, a pregnancy risk assessment, and breastfeeding information and support.

In addition to supporting its employees through its family benefits, Nordstrom has a policy of promoting from within. Most company managers and executives started on the selling floor and rose up through the company ranks, including members of the Nordstrom family. Former CEO and chair of the board John Whitacre began in the shoe department, former chair Bruce Nordstrom started in the stockroom, and president Blake Nordstrom began in the stockroom at age 14.

The company is widely cited as setting the benchmark for customer service in the department store industry, rewarding employees for good customer service as well as high sales.

12  Domini Institutional Social Equity Fund — Social Profiles

The Fund invests in a portfolio designed to replicate the Domini 400 Social Index.SM All companies in the Fund's portfolio are measured against multiple standards of corporate accountability. We seek to avoid companies that manufacture alcohol, tobacco, or firearms, derive revenues from gambling operations, own or operate nuclear power plants, or earn significant revenues from weapons contracting. Before investing in any company, our social research providers at KLD Research & Analytics, Inc. (KLD) evaluate its social profile by weighing both strengths and weaknesses in the areas of community impact, diversity, employee relations, the environment, human rights, and product safety and usefulness. KLD is responsible for maintaining the Domini 400 Social IndexSM and developing and applying its social and environmental standards. Special thanks to KLD for allowing us to reproduce portions of its research in these pages.

For extensive information about how we use social and environmental criteria to choose our investments, including brief social profiles of every company in the Fund's portfolio, visit www.domini.com.

Unlike other mutual funds, the Domini Institutional Social Equity Fund seeks to achieve its investment objective by investing all of its investable assets in a separate portfolio with an identical investment objective called the Domini Social Equity Trust (DSET). The companies discussed above can be found in the DSET's Portfolio of Investments at July 31, 2006, included herein. The composition of the DSET is subject to change.

The preceding profiles should not be deemed an offer to sell or a solicitation of an offer to buy the stock of any of the companies noted, or a recommendation concerning the merits of any of these companies as an investment.

Domini 400 Social IndexSM is a service mark of KLD Research & Analytics, Inc. (KLD), which is used under license. KLD is the owner of the Domini 400 Social Index. KLD determines the composition of the Index but is not the manager of the Domini Social Equity Trust, the Domini Social Equity Fund, the Domini Social Equity Portfolio, or the Domini Institutional Social Equity Fund. Certain portions of these social profiles are copyright © 2006 by KLD and are reprinted here by permission. 09/06

Domini Institutional Social Equity Fund — Social Profiles  13

THIS PAGE INTENTIONALLY LEFT BLANK

Item 1.    Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 follows.

Domini Social Equity Trust

Portfolio of Investments

July 31, 2006

Security	Shares	Value
Consumer Discretionary 12.4%
American Greetings Corporation, Class A	13,100	$295,143
AutoZone, Inc. (a)	12,931	1,136,247
Bandag, Inc.	2,900	99,992
Bed Bath & Beyond (a)	69,900	2,340,252
Best Buy Co., Inc.	97,700	4,429,718
Black & Decker Corp.	18,361	1,294,634
Bright Horizons Family Solutions, Inc. (a)	6,400	246,080
Centex Corporation	29,100	1,376,721
Champion Enterprises, Inc. (a)	19,000	125,970
Charming Shoppes, Inc. (a)	26,300	271,153
Circuit City Stores, Inc.	38,100	933,450
Claire's Stores, Inc.	24,800	620,744
Cooper Tire and Rubber Company	15,300	152,847
Darden Restaurants, Inc.	31,200	1,054,560
DeVry, Inc. (a)	15,000	316,500
Disney (Walt) Company (The)	535,450	15,897,511
Dollar General Corporation	74,351	997,790
Dow Jones & Company	14,800	518,592
Emmis Communications Corporation, Class A (a)	8,860	131,305
Family Dollar Stores Inc.	38,800	881,536
Foot Locker, Inc.	39,000	1,059,630
Gaiam, Inc. (a)	5,300	71,497
Gap Inc.	127,797	2,217,278
Genuine Parts Company	41,500	1,728,060
Harley-Davidson, Inc.	66,000	3,762,000
Harman International Industries, Inc.	16,320	1,308,864
Hartmarx Corporation (a)	8,500	53,210
Home Depot, Inc. (The)	504,344	17,505,780
Horton (D.R.), Inc.	67,833	1,453,661
Interface, Inc., Class A (a)	11,400	139,878
Johnson Controls, Inc.	47,500	3,646,100
KB Home	17,800	756,856
Lee Enterprises, Inc.	10,900	270,647
Leggett & Platt, Incorporated	45,500	1,038,310
Consumer Discretionary (Continued)
Limited Brands	83,830	$2,109,163
Liz Claiborne, Inc.	26,200	926,170
Lowe's Companies, Inc.	378,573	10,732,545
Mattel, Inc.	96,785	1,746,001
McClatchy Newspapers A, Class A	6,700	284,013
McDonald's Corporation	303,700	10,747,943
McGraw-Hill Companies	87,800	4,943,140
Media General, Inc., Class A	5,600	204,008
Men's Wearhouse, Inc.	13,050	405,986
Meredith Corporation	10,200	481,746
Modine Manufacturing Company	8,700	205,059
New York Times Company, Class A	35,000	775,950
Newell Rubbermaid, Inc.	68,178	1,797,172
NIKE, Inc., Class B	46,300	3,657,700
Nordstrom, Inc.	52,600	1,804,180
Office Depot (a)	68,400	2,465,820
Omnicom Group, Inc.	41,800	3,699,718
Penney (J.C.) Company, Inc.	57,900	3,645,384
Pep Boys – Manny, Moe & Jack	14,000	150,920
Phillips-Van Heusen Corporation	11,700	415,701
Pulte Homes, Inc.	51,400	1,464,900
Radio One, Inc. (a)	2,300	16,445
RadioShack Corporation	33,700	544,929
Ruby Tuesday, Inc.	14,500	318,420
Russell Corporation	8,300	149,483
Scholastic Corporation (a)	9,000	258,750
Scripps (E.W.) Company (The), Class A	21,400	914,422
Snap-On Incorporated	14,550	611,246
Spartan Motors, Inc.	3,100	50,716
Stanley Works	16,700	757,679
Staples, Inc.	178,784	3,865,310
Starbucks Corporation (a)	187,114	6,410,526
Stride Rite Corporation	9,200	116,472
Target Corporation	210,200	9,652,384
Tiffany & Co.	35,500	1,121,445

Domini Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Security	Shares	Value
Consumer Discretionary (Continued)
Timberland Company (The) (a)	13,400	$345,050
Time Warner, Inc.	1,044,720	17,237,880
TJX Companies, Inc.	111,700	2,722,129
Tribune Company	43,800	1,301,298
Tupperware Corporation	13,300	229,558
Univision Communications, Inc., Class A (a)	53,800	1,796,920
Valassis Communications Inc. (a)	12,300	252,519
Value Line, Inc.	300	12,153
Washington Post Company, Class B	1,400	1,079,400
Wendy's International, Inc.	28,600	1,720,576
Whirlpool Corporation	19,436	1,500,264
		173,781,709
Consumer Staples 12.5%
Alberto-Culver Company, Class B	18,850	918,749
Avon Products, Inc.	109,943	3,187,248
Campbell Soup Company	45,100	1,654,268
Chiquita Brands International, Inc.	10,800	145,152
Church & Dwight Co., Inc.	16,100	587,650
Clorox Company	36,400	2,181,816
Coca-Cola Company	500,600	22,276,700
Colgate-Palmolive Company	125,200	7,426,864
Costco Wholesale Corporation	114,630	6,047,879
CVS Corporation	199,500	6,527,640
Dean Foods (a)	33,500	1,257,255
Estée Lauder Companies, Inc. (The), Class A	29,700	1,108,404
General Mills Incorporated	87,500	4,541,250
Green Mountain Coffee, Inc. (a)	1,300	51,727
Hain Celestial Group, Inc. (The) (a)	9,500	205,200
Heinz (H.J.) Company	81,793	3,432,852
Hershey Foods Corporation	43,400	2,385,698
Consumer Staples (Continued)
Kellogg Company	57,700	$2,779,409
Kimberly-Clark Corporation	111,764	6,823,192
Kroger Company	177,400	4,067,782
Longs Drug Stores Corporation	6,600	271,392
McCormick & Company, Inc.	33,100	1,160,486
PepsiAmericas, Inc.	15,200	343,520
PepsiCo, Inc.	404,070	25,609,957
Procter & Gamble Company	801,387	45,037,948
Safeway Inc.	109,100	3,063,528
Smucker (J.M.) Company	14,505	647,358
SUPERVALU, Inc.	50,680	1,373,935
Sysco Corporation	152,200	4,200,720
Tootsie Roll Industries, Inc.	6,837	185,625
United Natural Foods, Inc. (a)	10,000	301,400
Walgreen Company	246,659	11,538,708
Whole Foods Market, Inc.	34,700	1,995,597
Wild Oats Markets, Inc. (a)	6,550	117,180
Wrigley (Wm.) Jr. Company	53,700	2,462,682
		175,916,771
Energy 3.6%
Anadarko Petroleum Corporation	111,470	5,098,638
Apache Corporation	80,324	5,660,432
Cameron International Corp. (a)	28,900	1,456,849
Chesapeake Energy Corp	96,700	3,181,430
Devon Energy Corporation	107,044	6,919,324
EOG Resources, Inc.	59,400	4,404,510
Helmerich & Payne, Inc.	26,000	719,680
Kinder Morgan, Inc.	25,500	2,601,000
National Oilwell Varco, Inc. (a)	42,400	2,842,496
Newfield Exploration (a)	32,100	1,488,798
Noble Energy, Inc.	44,000	2,226,840

Domini Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Security	Shares	Value
Energy (Continued)
Pioneer Natural Resources Company	32,200	$1,460,270
Rowan Companies, Inc.	27,300	924,651
Smith International	48,692	2,170,202
Sunoco, Inc.	32,235	2,241,622
Williams Companies, Inc.	145,277	3,522,967
XTO Energy Inc.	88,993	4,181,781
		51,101,490
Financials 22.9%
AFLAC, Inc.	121,300	5,354,182
Allied Capital Corporation	34,000	957,100
AMBAC Financial Group, Inc.	25,500	2,119,305
American Express Company	301,000	15,670,060
AmSouth Bancorporation	83,700	2,398,842
BB&T Corporation	133,900	5,622,461
Capital One Financial Corporation	73,900	5,716,165
Cathay General Bancorp	12,790	470,033
Chittenden Corporation	11,920	336,382
Chubb Corporation	100,800	5,082,336
Cincinnati Financial Corporation	41,917	1,976,806
CIT Group	48,500	2,226,635
Comerica Incorporated	39,400	2,306,870
Edwards (A.G.), Inc.	18,387	992,163
Equity Office Properties Trust	89,900	3,408,109
Fannie Mae	236,396	11,325,732
Fifth Third Bancorp	136,711	5,214,158
First Horizon National Corporation	29,500	1,236,050
FirstFed Financial Corp. (a)	4,100	231,445
Franklin Resources, Inc.	37,200	3,401,940
Freddie Mac	168,300	9,737,838
Genl Growth Properties	59,534	2,717,132
Golden West Financial	62,900	4,633,214
Hartford Financial Services Group (The)	73,900	6,269,676
Heartland Financial USA, Inc.	3,000	80,520
Janus Capital Group Inc.	50,126	811,540
KeyCorp	99,100	3,656,790
Lincoln National Corporation	69,759	3,953,940
Financials (Continued)
M&T Bank Corp.	19,190	$2,339,645
Maguire Properties Inc.	6,700	250,647
Marsh & McLennan Companies, Inc.	133,800	3,616,614
MBIA, Inc.	33,400	1,964,254
Medallion Financial Corp.	4,300	52,632
Mellon Financial Corporation	101,400	3,549,000
Merrill Lynch & Co., Inc.	225,761	16,439,916
MGIC Investment Corporation	21,700	1,234,947
Moody's Corporation	59,300	3,254,384
Morgan (J.P.) Chase & Co.	847,851	38,678,962
National City Corporation	133,200	4,795,200
Northern Trust Corporation	44,900	2,563,790
PNC Financial Services Group	72,800	5,157,152
Popular Inc.	69,496	1,250,233
Principal Financial Group, Inc.	68,100	3,677,400
Progressive Corporation (The)	191,512	4,632,675
ProLogis	59,400	3,287,790
Regions Financial Corp. (New)	111,600	4,049,964
SAFECO Corporation	28,900	1,552,508
Schwab (Charles) Corporation	253,100	4,019,228
SLM Corporation	99,900	5,024,970
Sovereign Bancorp	93,555	1,930,975
St. Paul Travelers Companies, Inc. (The)	169,764	7,775,191
State Street Corporation	80,700	4,846,842
SunTrust Banks, Inc.	88,700	6,995,769
Synovus Financial Corporation	77,950	2,202,867
T. Rowe Price Group, Inc.	65,800	2,718,198
TradeStation Group, Inc. (a)	5,100	74,562
U.S. Bancorp	433,721	13,879,072
UnumProvident Corporation	74,400	1,207,512
Wachovia Corporation	392,843	21,068,170

Domini Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Security	Shares	Value
Financials (Continued)
Wainwright Bank & Trust Co.	2,756	$30,344
Washington Mutual, Inc.	234,142	10,466,147
Wells Fargo & Company	409,848	29,648,404
Wesco Financial Corporation	300	118,500
		322,261,888
Health Care 14.2%
Affymetrix Inc (a)	16,700	360,219
Allergan, Inc.	37,105	4,001,774
Amgen, Inc. (a)	287,953	20,081,842
Bard (C.R.), Inc.	25,800	1,831,026
Bausch & Lomb Incorporated	13,600	643,280
Baxter International, Inc.	159,600	6,703,200
Becton Dickinson and Company	60,500	3,988,160
Biogen Idec Inc. (a)	84,350	3,552,822
Biomet, Inc.	59,400	1,956,636
Boston Scientific Corporation (a)	296,519	5,043,788
CIGNA Corporation	29,400	2,682,750
Cross Country Healthcare, Inc. (a)	5,200	92,924
Dionex Corporation (a)	5,000	276,750
Fisher Scientific International (a)	30,000	2,223,300
Forest Laboratories, Inc. (a)	79,496	3,681,460
Gen-Probe Inc. (a)	12,800	664,960
Genzyme Corporation (a)	63,609	4,343,223
Gilead Sciences (a)	110,900	6,818,132
Health Management Association, Class A	60,100	1,223,636
Hillenbrand Industries, Inc.	15,500	769,730
Humana, Inc. (a)	40,800	2,281,944
IMS Health, Inc.	48,013	1,317,477
Invacare Corporation	7,700	161,931
Invitrogen Corporation (a)	13,300	821,807
Johnson & Johnson	723,137	45,232,218
King Pharmaceuticals Inc. (a)	60,300	1,026,306
Manor Care, Inc.	19,800	990,990
McKesson HBOC, Inc.	74,720	3,765,141
Health Care (Continued)
MedImmune, Inc. (a)	60,600	$1,538,028
Medtronic, Inc.	294,934	14,900,066
Merck & Co., Inc.	533,100	21,467,937
Millipore Corporation (a)	12,800	801,920
Molina Healthcare Inc. (a)	5,300	175,642
Mylan Laboratories, Inc.	50,675	1,112,823
Patterson Companies, Inc. (a)	34,200	1,137,492
Quest Diagnostics Incorporated	39,400	2,368,728
St. Jude Medical, Inc. (a)	88,600	3,269,340
Stryker Corporation	71,335	3,246,456
Synovis Life Technologies, Inc. (a)	2,600	23,036
Thermo Electron Corporation (a)	40,500	1,498,905
UnitedHealth Group Incorporated	329,182	15,744,775
Waters Corporation (a)	25,800	1,049,544
Watson Pharmaceuticals (a)	25,400	568,706
Zimmer Holdings, Inc. (a)	60,591	3,831,775
		199,272,599
Industrials 6.7%
3M Company	184,207	12,968,173
Alaska Air Group, Inc. (a)	9,800	363,874
American Power Conversion	43,400	732,592
AMR Corporation (a)	44,800	985,600
Apogee Enterprises, Inc.	7,400	106,338
Avery Dennison Corporation	26,400	1,547,832
Baldor Electric Company	7,000	207,200
Banta Corporation	6,050	213,747
Brady Corporation, Class A	12,000	405,120
CLARCOR, Inc.	12,900	366,747
Cooper Industries, Inc., Class A	22,900	1,973,064
Cummins, Inc.	11,600	1,357,200
Deere & Company	57,700	4,187,289
Deluxe Corporation	11,200	190,400
Donaldson Company, Inc.	16,900	555,841

Domini Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Security	Shares	Value
Industrials (Continued)
Donnelley (R.R.) & Sons Company	53,700	$1,567,503
Emerson Electric Company	100,100	7,899,892
Energy Conversion Devices (a)	8,100	272,565
Fastenal Company	30,800	1,095,556
FedEx Corporation	74,600	7,811,366
GATX Corporation	12,600	493,794
Graco, Inc.	17,152	673,902
Grainger (W.W.), Inc.	18,900	1,173,501
Granite Construction Incorporated	8,225	357,705
Herman Miller, Inc.	17,300	491,493
HNI Corporation	12,600	511,686
Hubbell Incorporated, Class B	15,060	707,820
Ikon Office Solutions	32,800	452,968
Illinois Tool Works, Inc.	101,900	4,659,887
JetBlue Airways Corporation (a)	38,550	412,100
Kadant Inc. (a)	3,700	77,367
Kansas City Southern Industries, Inc. (a)	17,200	423,464
Kelly Services, Inc.	5,075	137,380
Lawson Products, Inc.	700	25,557
Lincoln Electric Holdings, Inc.	10,500	602,490
Masco Corporation	96,796	2,587,357
Milacron, Inc. (a)	12,633	10,991
Monster Worldwide (a)	31,500	1,260,000
Nordson Corporation	8,400	382,200
Norfolk Southern Corporation	101,500	4,407,130
Pall Corp.	31,100	811,088
Pitney Bowes, Inc.	54,300	2,243,676
Robert Half International, Inc.	42,600	1,378,536
Ryder System, Inc.	15,200	766,080
Smith (A.O.) Corporation	5,200	222,872
Southwest Airlines Co.	171,762	3,089,998
SPX Corporation	14,930	815,925
Standard Register Company	3,200	39,360
Steelcase, Inc.	13,300	195,377
Tennant Company	4,600	109,342
Thomas & Betts Corporation (a)	13,200	624,756
Toro Company	10,800	447,228
Industrials (Continued)
Trex Company, Inc. (a)	2,600	$73,320
United Parcel Service, Inc., Class B	265,159	18,272,106
YRC Worldwide Inc. (a)	14,780	587,948
		94,334,303
Information Technology 18.4%
3Com Corporation (a)	97,600	462,624
Adaptec, Inc. (a)	27,400	120,560
ADC Telecommunications (a)	29,228	357,458
Adobe Systems Incorporated	147,300	4,199,523
Advanced Micro Devices, Inc. (a)	120,000	2,326,800
Advent Software, Inc. (a)	4,200	131,124
Analog Devices, Inc.	88,600	2,864,438
Andrew Corporation (a)	39,300	332,085
Apple Computer, Inc. (a)	207,554	14,105,370
Applied Materials, Inc.	381,000	5,996,940
Arrow Electronics, Inc. (a)	30,200	853,452
Autodesk, Inc. (a)	57,600	1,964,736
Automatic Data Processing, Inc.	140,174	6,134,014
BMC Software, Inc. (a)	52,400	1,227,208
CDW Corporation	15,400	909,832
Ceridian Corporation (a)	35,700	857,157
Cisco Systems, Inc. (a)	1,489,158	26,581,470
Coherent, Inc. (a)	7,700	246,862
Compuware Corporation (a)	95,700	668,943
Convergys Corp. (a)	35,500	677,340
Dell Inc. (a)	554,794	12,027,934
eBay Inc. (a)	282,772	6,806,322
Electronic Arts Inc. (a)	74,300	3,500,273
Electronic Data Systems Corporation	125,600	3,001,840
EMC Corporation (a)	576,100	5,847,415
Entegris, Inc. (a)	20,000	189,000
Gerber Scientific, Inc. (a)	5,700	87,381
Hewlett-Packard Company	681,410	21,743,793
Imation Corporation	7,900	321,688
Intel Corporation	1,422,355	25,602,390
Lexmark International Group, Inc. (a)	25,600	1,383,680

Domini Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Security	Shares	Value
Information Technology (Continued)
LSI Logic Corporation (a)	96,300	$789,660
Lucent Technologies, Inc. (a)	1,082,292	2,305,282
Merix Corporation (a)	3,750	39,414
Micron Technology, Inc. (a)	167,900	2,617,561
Microsoft Corporation	2,142,810	51,491,724
Molex Incorporated	35,646	1,130,691
National Semiconductor Corporation	81,500	1,895,690
Novell, Inc. (a)	62,500	405,625
Novellus Systems, Inc. (a)	30,300	766,893
Palm Inc. (a)	21,108	314,720
Paychex, Inc.	81,500	2,785,670
Plantronics Inc.	11,000	171,160
Polycom Inc. (a)	21,700	481,740
Qualcomm, Inc.	408,500	14,403,710
Red Hat, Inc. (a)	39,200	928,256
Salesforce.com, Inc. (a)	27,000	693,900
Sapient Corporation (a)	19,800	95,040
Solectron Corporation (a)	228,600	690,372
Sun Microsystems, Inc. (a)	847,600	3,687,060
Symantec Corporation (a)	254,600	4,422,402
Tektronix, Inc.	20,400	556,308
Tellabs, Inc. (a)	112,300	1,055,620
Texas Instruments, Inc.	380,062	11,318,246
Xerox Corporation (a)	225,400	3,175,886
Xilinx, Inc.	82,800	1,680,012
		259,432,294
Materials 1.8%
Air Products & Chemicals, Inc.	54,400	3,477,792
Airgas, Inc.	16,800	609,000
Aleris International, Inc. (a)	7,900	323,426
Bemis Company, Inc.	26,000	798,200
Cabot Corporation	14,900	495,723
Calgon Carbon Corporation	10,100	61,206
Caraustar Industries, Inc. (a)	7,200	50,832
Crown Holdings, Inc. (a)	41,700	694,722
Ecolab, Inc.	43,900	1,890,773
Fuller (H.B.) Company	7,300	291,854
Materials (Continued)
Lubrizol Corporation	16,700	$714,259
MeadWestvaco Corp.	44,212	1,154,817
Minerals Technologies, Inc.	5,000	253,100
Nucor Corporation	76,193	4,051,182
Praxair, Inc.	79,200	4,343,328
Rock-Tenn Company, Class A	7,800	134,082
Rohm & Haas Company	35,987	1,659,720
Schnitzer Steel Industries Inc., Class A	5,300	179,670
Sealed Air Corporation	20,300	958,972
Sigma-Aldrich Corporation	16,700	1,160,650
Sonoco Products Company	24,645	801,702
Valspar Corporation	25,300	623,139
Wausau-Mosinee Paper Corporation	12,800	156,672
Wellman, Inc.	4,400	13,377
Worthington Industries, Inc.	17,100	349,182
		25,247,380
Telecommunication Services 6.1%
AT&T Inc.	950,667	28,510,503
BellSouth Corporation	441,979	17,312,317
Citizens Communications Company	80,667	1,034,959
Sprint Corp. – FON Group	727,799	14,410,420
Telephone and Data Systems, Inc.	24,900	1,017,414
Verizon Communications	712,622	24,100,876
		86,386,489
Utilities 1.0%
AGL Resources, Inc.	19,400	756,988
Cascade Natural Gas Corporation	2,900	75,168
Cleco Corporation	12,200	301,584
Energen Corporation	18,300	779,946
Equitable Resources, Inc.	30,000	1,080,300
IDACORP, Inc.	10,600	395,168
KeySpan Corporation	43,600	1,755,772
MGE Energy, Inc.	5,100	165,648

Domini Social Equity Trust / Portfolio of Investments (Continued)

July 31, 2006

Security	Shares	Value
Utilities (Continued)
National Fuel Gas Company	21,100	$783,654
NICOR, Inc	10,300	451,346
NiSource, Inc.	65,447	1,488,919
Northwest Natural Gas Company	6,500	246,805
Ormat Technologies Inc.	1,800	66,583
OGE Energy Corporation	22,600	855,410
Peoples Energy Corporation	9,400	396,774
Utilities (Continued)
Pepco Holdings, Inc.	46,800	$1,146,600
Questar Corporation	21,300	1,887,180
Southern Union Company	24,421	662,786
WGL Holdings	11,200	336,336
		13,632,967
Total Investments — 99.6%
(Cost$1,119,886,958)(b)		1,401,367,890
Other Assets, less liabilities — 0.4%		6,252,996
Net Assets — 100.0%		$1,407,620,886

(a)

Non-income producing security.

(b)

The aggregate cost for federal income tax purposes is $1,232,086,974. The aggregate gross unrealized appreciation is $266,776,364 and the aggregate gross unrealized depreciation is $97,495,448, resulting in net unrealized appreciation of $169,280,916.

Copyright in the Domini 400 Social IndexSM is owned by KLD Research & Analytics, Inc., and the Index is reproduced here by permission. No portion of the Index may be reproduced or distributed by any means or in any medium without the express written consent of the copyright owner.

SEE NOTES TO FINANCIAL STATEMENTS

THIS PAGE INTENTIONALLY LEFT BLANK

Financial Statements

THIS PAGE INTENTIONALLY LEFT BLANK

Domini Social EQUITY TRUST

Statement of Assets and Liabilities

July 31, 2006

ASSETS:
Investments at value (Cost $1,119,886,958)	$1,401,367,890
Cash	2,194,266
Receivable for securities sold	2,143,487
Dividends receivable	2,177,558
Total assets	1,407,883,201
LIABILITIES:
Management fee payable	237,603
Other accrued expenses	24,712
Total liabilities	262,315
NET ASSETS APPLICABLE TO INVESTORS' BENEFICIAL INTERESTS	$1,407,620,886

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Trust

Statement of Operations

Year Ended July 31, 2006

INVESTMENT INCOME:
Dividends		$25,576,323

EXPENSES:
Management fee	$3,024,139
Custody fees	162,984
Professional fees	41,584
Trustees fees	52,612
Miscellaneous	1,225
Total expenses	3,282,544
Fees paid indirectly	(106,023)
Net expenses		3,176,521
NET INVESTMENT INCOME		22,399,802
NET REALIZED LOSS ON INVESTMENTS:
Proceeds from sales	$383,230,895
Cost of securities sold	(421,943,490)
Net realized loss on investments		(38,712,595)
NET CHANGES IN UNREALIZED APPRECIATION OF INVESTMENTS:
Beginning of period	$243,472,010
End of period	281,480,932
Net change in unrealized appreciation		38,008,922
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS		$21,696,129

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Trust

Statements of Changes in Net Assets

	YEAR ENDED JULY 31, 2006	YEAR ENDED JULY 31, 2005
INCREASE IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$22,399,802	$30,432,256
Net realized loss on investments	(38,712,595)	(44,227,615)
Net change in unrealized appreciation of investments	38,008,922	185,523,361
Net Increase in Net Assets Resulting from Operations	21,696,129	171,728,002
TRANSACTIONS IN INVESTORS'
BENEFICIAL INTEREST:
Additions	245,457,285	238,673,782
Reductions	(471,501,091)	(325,346,892)
Net Increase/(Decrease) in Net Assets from Transactions in Investors' Beneficial Interests	(226,043,806)	(86,673,110)
Total (Decrease)/Increase in Net Assets	(204,347,677)	85,054,892
NET ASSETS:
Beginning of period	1,611,968,563	1,526,913,671
End of period	$1,407,620,886	$1,611,968,563

SEE NOTES TO FINANCIAL STATEMENTS

Domini Social Equity Trust

Financial Highlights

	YEAR ENDED JULY 31,
	2006		2005		2004		2003		2002
Net assets (in millions)	$1,408		$1,612		$1,527		$1,318		$1,239
Total return	1.46%		11.48%		12.01%		12.13%		(22.71)%
Ratio of net investment income to average net assets (annualized)	1.48%		1.92%		1.25%		1.32%		1.02%
Ratio of expenses to average net assets (annualized)	0.22	%(2)	0.23	%(2)	0.24	%(2)	0.23	%(1)(2)	0.22	%(2)
Portfolio turnover rate	12%		9%		8%		8%		13%

(1)

Reflects an expense reimbursement and fee waiver by the Manager of 0.01% for the year ended July 31, 2003. Had the Manager not waived its fee and reimbursed expenses, the ratio of expenses to average net assets would have been 0.24% for the year ended July 31, 2003.

(2)

Ratio of expenses to average net assets does not include indirectly paid expenses. Including indirectly paid expenses, the expense ratios would have been 0.21%, 0.22%, 0.24%, 0.23%, and 0.22% for the years ended July 31, 2006, 2005, 2004, 2003, and 2002, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI SOCIAL EQUITY TRUST

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Domini Social Equity Trust (formerly Domini Social Index Trust) (the ‘‘Portfolio’’) is a series of Domini Social Trust (formerly Domini Social Index Portfolio) (the ‘‘Trust’’) which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and was organized as a trust under the laws of the State of New York on June 7, 1989. The Portfolio intends to correlate its investment portfolio as closely as is practicable with the Domini 400 Social Index,SM which is a common stock index developed and maintained by KLD Research & Analytics, Inc. The Declaration of Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio. The Portfolio commenced operations effective on August 10, 1990, and began investment operations on June 3, 1991. The Domini European Social Equity Trust, another series of the Trust, commenced operations on October 3, 2005.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Portfolio's significant accounting policies.

(A) Valuation of Investments. The Portfolio values securities listed or traded on national securities exchanges at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price that represents the current value of the security. Securities listed on the NASDAQ National Market System are valued using the NASDAQ Official Closing Price (NOCP). If an NOCP is not available for a security listed on the NASDAQ National Market System, the security will be valued at the last sale price or, if there have been no sales that day, at the mean of the current bid and ask price.

Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures by or at the direction of the Portfolio's Board of Trustees.

(B) Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

(C) Federal Taxes. The Portfolio will be treated as a partnership for U.S. federal income tax purposes and is therefore not subject to U.S. federal income tax. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. Domini Social Investments LLC (Domini) is registered as an investment advisor under the Investment Advisers Act of 1940. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services. The administrative services include the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the first $2 billion of net assets managed, 0.19% of the next $500 million of net assets managed, and 0.18% of net assets managed in excess of $2.5 billion.

(B) Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index.SM The Index's composition is determined by KLD Research & Analytics, Inc.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2006, cost of purchases and proceeds from sales of investments, other than U.S. government securities and short-term obligations, aggregated $179,499,762 and $383,181,301, respectively. Per the Portfolio's arrangement with Investors Bank & Trust (‘‘IBT’’), credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's expenses. For the year ended July 31, 2006, custody fees of the Portfolio were reduced by $106,023 under these arrangements.

4. SUBSEQUENT EVENT

Effective November 30, 2006, the Domini Social Equity Trust will be an actively managed Portfolio submanaged by Wellington Management Company, LLP. In connection with this change in investment strategy, an increased management fee equal to 0.30% of the first $2 billion of net assets managed was approved. Domini will pay Wellington from its management fee. See Approval of New Management Agreement between Domini Social Equity Trust and Domini, New Submanagement Agreement between Domini and Wellington, and 2006 Proxy Results.

30  Domini Social Equity Trust—Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Investors
Domini Social Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Domini Social Equity Trust (the ‘‘Portfolio’’), a series of Domini Social Trust, as of July 31, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Social Equity Trust as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 25, 2006

Domini Institutional Social Equity Fund

Statement of Assets and Liabilities

July 31, 2006

ASSETS:
Investment in Domini Social Equity Trust, at value	$235,419,577
Receivable for capital shares	2,080
Total assets	235,421,657
LIABILITIES:
Payable for capital shares	12,163
Sponsor fee payable	74,851
Other accrued expenses	6,614
Total liabilities	93,628
NET ASSETS	$235,328,029
NET ASSETS CONSIST OF:
Paid-in capital	$322,742,064
Undistributed net investment income	357,406
Accumulated net realized loss from Portfolio	(56,888,281)
Net unrealized depreciation from Portfolio	(30,883,160)
$235,328,029
Shares outstanding	13,046,086
NET ASSET VALUE AND OFFERING PRICE PER SHARE*
($235,328,029 ÷ 13,046,086 outstanding shares of beneficial interest)	$18.04

*

Redemption price is equal to net asset value less any applicable redemption fees retained by the Fund.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Institutional Social Equity Fund

Statement of Operations

Year Ended July 31, 2006

INCOME:
Investment income from Portfolio	$4,136,545
Expenses from Portfolio	(514,925)
Net investment income from Portfolio	3,621,620
EXPENSES:
Sponsor fee	611,027
Professional fees	29,839
Miscellaneous	8,258
Printing	20,063
Registration	14,180
Trustees fees	8,719
Accounting fees	15,952
Transfer agent fees	1,794
Total Expenses	709,832
Fees Waived	(252,258)
Net Expenses	457,574
NET INVESTMENT INCOME	3,164,046
NET REALIZED AND UNREALIZED GAIN/(LOSS) FROM PORTFOLIO:
Net realized loss from Portfolio	(6,123,004)
Net change in unrealized appreciation from Portfolio	4,520,793
Net realized and unrealized loss from Portfolio	(1,602,211)
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,561,835

SEE NOTES TO FINANCIAL STATEMENTS

Domini Institutional Social Equity Fund

Statements of Changes in Net Assets

	Year Ended July 31, 2006	Year Ended July 31, 2005
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
Net investment income	$3,164,046	$3,664,684
Net realized loss from Portfolio	(6,123,004)	(5,807,233)
Net change in unrealized appreciation from Portfolio	4,520,793	23,389,147
Net Increase in Net Assets Resulting from Operations	1,561,835	21,246,598
DISTRIBUTIONS AND/OR DIVIDENDS:
Dividends to shareholders from net investment income	(3,056,019)	(3,873,771)
Net Decrease in Net Assets from Dividends and/or Distributions	(3,056,019)	(3,873,771)
CAPITAL SHARE TRANSACTIONS:
Proceeds from sale of shares	55,201,559	68,479,071
Net asset value of shares issued in reinvestment of dividends and distributions	2,550,347	3,011,128
Payments for shares redeemed*	(65,297,262)	(43,281,925)
Net Decrease/(Increase) in Net Assets from Capital Share Transactions	(7,545,356)	28,208,274
Total Decrease/(Increase) in Net Assets	(9,039,540)	45,581,101
NET ASSETS:
Beginning of period	244,367,569	198,786,468
End of period (including undistributed net investment income of $357,406 and $243,714, respectively)	$235,328,029	$244,367,569

*

Net of redemption fee proceeds of $307 and $1,813 for the years ended July 31, 2006 and 2005, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

Domini Institutional Social Equity Fund

Financial Highlights

	Year Ended July 31,
	2006		2005		2004		2003	2002
For a share outstanding for the period:
Net asset value, beginning of year	$18.04		$16.52		$14.90		$13.51	$18.53
Income/(loss) from investment operations:
Net investment income	0.23		0.30		0.18		0.19	0.17
Net realized and unrealized gain/(loss) on investments	(0.01)		1.54		1.60		1.41	(4.28)
Total income/(loss) from investment operations	0.22		1.84		1.78		1.60	(4.11)
Less dividends and distributions:
Dividends to shareholders from net investment income	(0.22)		(0.32)		(0.16)		(0.21)	(0.16)
Distributions to shareholders from net realized gain	—		—		—		—	(0.75)
Total dividends and distributions	(0.22)		(0.32)		(0.16)		(0.21)	(0.91)
Redemption fee proceeds*	—	**	—	**	—	**	—	—
Net asset value, end of year	$18.04		$18.04		$16.52		$14.90	$13.51
Total return	1.22%		11.22%		11.97%		12.05%	(23.05)%
Portfolio turnover^	12%		9%		8%		8%	13%
Ratio/supplemental data (annualized):
Net assets, end of year (in millions)	$235		$244		$199		$190	$243
Ratio of expenses to average net assets	0.40%(1)		0.39%(1)		0.37%(1)		0.30%(1)	0.30%(1)
Ratio of net investment income to average net assets	1.30%		1.77%		1.13%		1.24%	0.93%

^

For the Portfolio in which the Fund invests.

**

Amount represents less than 0.005 per share.

*

Redemption fee instituted on December 1, 2003.

(1)

Reflects a waiver of fees by the Manager of the Portfolio and the Sponsor of the Fund. Had the Manager and the Sponsor not waived their fees, the ratio of expenses to average net assets would have been 0.50%, 0.51%, 0.54%, 0.53%, and 0.50%, for the years ended July 31, 2006, 2005, 2004, 2003, and 2002, respectively.

SEE NOTES TO FINANCIAL STATEMENTS

DOMINI INSTITUTIONAL SOCIAL EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

JULY 31, 2006

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Domini Institutional Social Equity Fund is a series of the Domini Institutional Trust. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund invests substantially all of its assets in the Domini Social Equity Trust (formerly Domini Social Index Trust) (the ‘‘Portfolio’’), a diversified, open-end management investment company having the same investment objectives as the Fund. The Portfolio is a series of Domini Social Trust (formerly Domini Social Index Portfolio). The value of such investment reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 16.7% at July 31, 2006). The financial statements of the Portfolio are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the Fund's significant accounting policies.

(A) Valuation of Investments. Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(B) Investment Income and Dividends to Shareholders. The Fund earns income daily, net of portfolio expenses, on its investments in the Portfolio. Dividends to shareholders are usually declared and paid quarterly from net investment income. Distributions to shareholders of realized capital gains, if any, are made annually. Distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations.

(C) Federal Taxes. The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is deemed necessary.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 ‘‘Accounting for Uncertainty in Income Taxes’’ (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the fund's tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

(D) Other. All net investment income and realized and unrealized gains and losses of the Portfolio are allocated pro rata on a daily basis among the Fund and the other investors in the Portfolio.

(E) Redemption Fees. Redemptions and exchanges of Fund shares held less than 60 days may be subject to the Fund's redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Fund and are an adjustment to paid in capital.

2. TRANSACTIONS WITH AFFILIATES

(A) Manager. The Portfolio has retained Domini Social Investments LLC (Domini) to serve as investment manager and administrator. The services provided by Domini consist of investment supervisory services, overall operational support, and administrative services, including the provision of general office facilities and supervising the overall administration of the Portfolio. For its services under the Management Agreement, Domini receives from the Portfolio a fee accrued daily and paid monthly at an annual rate equal to 0.20% of the first $2 billion of net assets managed, 0.19% of the next $500 million of net assets managed, and 0.18% of net assets managed in excess of $2.5 billion.

(B) Submanager. SSgA Funds Management, Inc. (SSgA) provides investment submanagement services to the Portfolio on a day-to-day basis pursuant to a Submanagement Agreement with Domini. SSgA does not determine the composition of the Domini 400 Social Index.SM The Index's composition is determined by KLD Research & Analytics, Inc.

(C) Sponsor. Pursuant to a Sponsorship Agreement, Domini provides the Fund with the administrative personnel and services necessary to operate the Fund. In addition to general administrative services and facilities for the Fund similar to those provided by Domini to the Portfolio under the Management Agreement, Domini answers questions from the general public and the media regarding the composition of the Index and the securities holdings of the Portfolio. For these services and facilities, Domini

Domini Institutional Social Equity Fund—Notes to Financial Statements  37

receives fees accrued daily and paid monthly from the Fund at an annual rate equal to 0.25% of the average daily net assets of the Fund. Domini has reduced its fee to the extent necessary to keep the aggregate annual operating expenses of the Fund at no greater than 0.40% of the average daily net assets of the Fund . The waiver currently in effect is contractual and expires on November 30, 2006, absent an earlier modification by the Board of Trustees, which oversees the Fund. A similar fee waiver arrangement was in effect in prior periods. For the year ended July 31, 2006, Domini waived fees totaling $252,258.

3. INVESTMENT TRANSACTIONS

For the year ended July 31, 2006, additions and reductions in the Fund's investment in the Portfolio aggregated $101,483,241 and $66,204,204, respectively.

4. SUMMARY OF SHARE TRANSACTIONS

Share activity for the period ended July 31, 2006, is as follows:

	SHARES	DOLLARS
Sold	2,969,540	55,201,559
Issued in reinvestment of distributions and/or dividends	139,512	2,550,347
Redeemed*	(3,606,716)	(65,297,262)
Net Decrease	(497,664)	(7,545,356)

Share activity for the period ended July 31, 2005, is as follows:

Sold	3,866,916	68,479,071
Issued in reinvestment of distributions and/or dividends	173,175	3,011,128
Redeemed*	(2,530,656)	(43,281,925)
Net Increase	1,509,435	28,208,274

*

Net of redemption fee proceeds of $307 and $1,813 for the years ended July 31, 2006 and 2005, respectivley.

5. FEDERAL TAX STATUS

The tax basis of the components of net assets at July 31, 2006, is as follows:

Undistributed ordinary income	$347,684
Capital losses, other losses and other temporary differences	(56,878,559)
Unrealized appreciation/(depreciation)	(30,883,160)
Distributable net earnings/(deficit)	$(87,414,035)

The difference between components of Distributable Earnings on a tax basis and the amounts reflected in the statement of assets and liabilities are primarily due to differences in book and tax policies and capital loss carryovers.

38  Domini Institutional Social Equity Fund—Notes to Financial Statements

The Fund has accumulated capital loss carryforwards of $71,789,154, of which $43,706,987 will expire in the year 2011, $8,523,190 in the year 2012, and $2,943,543 in the year 2013 and $16,615,434 will expire in the year 2014. To the extent that the Fund realized future net capital gains, those gains will be offset by any unused capital loss carryforwards.

The Fund's has net realized capital losses of $6,422,489 incurred during the period from November 1, 2005, through July 31, 2006. These losses are deferred and will be recognized on August 1, 2006, for tax purposes.

For federal income tax purposes, dividends paid were characterized as follows:

	Year Ended
	2006	2005
Ordinary income	$3,056,019	$3,873,771
Long-term capital gain	—	—
Total	$3,056,019	$3,873,771

For corporate shareholders, 100% of dividends paid from net investment income were eligible for the corporate dividends received deduction.

For dividends paid from net investment income during the year ended July 31, 2006, the Fund designated 100% as Qualified Dividend Income.

Domini Institutional Social Equity Fund—Notes to Financial Statements  39

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Domini Institutional Trust:

We have audited the accompanying statement of assets and liabilities of Domini Institutional Social Equity Fund (the ‘‘Fund’’), a series of the Domini Institutional Trust, as of July 31, 2006, and the related statement of operations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of the investment owned in the Portfolio as of July 31, 2006, by correspondence with the record keeper for the Portfolio. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Domini Institutional Social Equity Fund as of July 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
September 25, 2006

Approval of the Continuance of the Management Agreement between Domini Social Equity Trust and Domini and the Submanagement Agreement between Domini and SSgA

At a meeting held on April 28, 2006, the Board of Trustees approved the continuance of the Management Agreement between the Domini Social Equity Trust (the ‘‘Portfolio’’) and Domini Social Investments LLC (‘‘Domini’’) (the ‘‘Management Agreement’’) and the Submanagement Agreement between Domini and SSgA Funds Management, Inc. (‘‘SSgA’’) (the ‘‘Submanagement Agreement’’). The Trustees including all of the Independent Trustees, concluded that each of Domini and SSgA had the capabilities, resources, and personnel necessary to manage the Portfolio. The Trustees further concluded that based on the services provided by Domini and SSgA to the Portfolio pursuant to the Management and Submanagement Agreement, respectively, the expenses incurred by Domini and SSgA in the performance of such services, the fees paid by similar funds and taking into account breakpoints, agreed-upon fee waivers and such other matter as the Trustees considered relevant, the compensation payable to each of Domini and SSgA under the Management and Submanagement Agreements, as applicable, is fair and reasonable.

In their deliberations regarding the continuance of the Management and Submanagement Agreements for the Portfolio, the Trustees considered the information provided to them throughout the year at regular board meetings as well as the information prepared specifically in connection with the annual renewal process. In reaching their determination to approve the continuance of the Management and Submanagement Agreements, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below for each Agreement.

Consideration of the Management Agreement

Nature, Quality and Extent of Services Provided.    The Trustees considered that pursuant to the Management Agreement, Domini, subject to the direction of the Board, is responsible for providing advice and guidance with respect to the Portfolio and for managing the investment of the assets of the Portfolio, which it does by engaging and overseeing the activities of SSgA. The terms of the Management Agreement were reviewed by the Trustees.

The Trustees considered the scope and quality of the services provided by Domini under the Management Agreement. They also considered Domini's capabilities and experience in the development and application of social and environmental screens and its reputation and leadership in the socially responsible investment community. The Trustees also considered the quality of the administration services Domini provided to the Portfolio and the other Domini Funds. In addition, they considered Domini's compliance policies and procedures and compliance record. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by Domini to the Portfolio.

Investment Results.    The Trustees considered the performance of the Portfolio, including, the performance of the Portfolio for the 3 months, 6 months, 1- and 2- year periods ended December 31, 2005 and March 31, 2006, as well as its cumulative performance from inception through December 31, 2005 and through March 31, 2006. Because the Domini Institutional Social Equity Fund (the ‘‘Institutional Fund’’) and certain other Domini funds (collectively with the Institutional Fund, the ‘‘Feeder Funds’’) invest their assets in the Portfolio, they also reviewed the performance of the Feeder Funds for the same periods. They considered the performance of the S&P 500 Index and the Domini 400 Social Index for the same periods. The Trustees noted that the Portfolio had underperformed when compared to the S&P 500 Index over most periods ending March 31, 2006. They noted that the performance of the Feeder Funds differed from each other and from the performance of the Portfolio to the extent of the expenses incurred by each such Fund. Because the objective of the Portfolio is to provide its investors with a long-term total return that matches the performance of the Domini 400 Social Index, the Trustees paid particular attention to the Portfolio's tracking error. They compared the Portfolio's tracking error to SSgA's tracking error with respect to other index funds for which it acts as advisor. They noted that the Portfolio's tracking error had been in an acceptable range. Based on their review, the Trustees concluded that the performance of the Portfolio over time had been satisfactory.

Fees and Other Expenses.    The Trustees considered the advisory fees paid by the Portfolio to Domini. The Trustees also considered the administrative fees paid by the Feeder Funds. The Trustees considered the level of the Portfolio's and each Feeder Fund's advisory and administrative fees and total expense ratio versus relevant peer group averages. The Trustees also considered the fees that Domini charges its other clients with investment objectives similar to the Portfolio. The Trustees reviewed materials provided by Domini describing the differences in services provided to its non-fund client with similar objectives to the Portfolio and noted that the Portfolio, although it may receive more services than such non-fund client, paid a lower advisory fee. The Trustees considered that Domini (and not the Portfolio) pays SSgA from its advisory fee as well as the fees for licensing the Domini 400 Social Index.

The Trustees considered that, based on the information provided with respect to the peer group, the advisory fee for the Portfolio was lower than  most peer group averages but slightly higher than the average advisory/administrative fee for the domestic equity index fund peer group. The Trustees also considered that, after giving effect to Domini's waiver of a portion of its fee, the total expense ratio for the Portfolio was lower than the average of all relevant peer groups, including the domestic equity index fund peer group average. The Trustees concluded that the advisory fees payable by the Portfolio were reasonable and supported the continuance of the Management Agreement.

Costs of Services Provided and Profitability.    The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini in respect of its advisory and administrative relationship with the Portfolio and each of the Feeder Funds for the 2005 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed the financial results realized by Domini in connection with the operations of the Domini Funds for December 31, 2005. The Trustees considered Domini's profit margin with respect to each Feeder Fund in comparison to industry data provided by Domini. The Trustees concluded that they were satisfied that Domini's level of profitability was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Domini as the assets in the Portfolio increased and the extent to which economies of scale were reflected in the fees charged under the Management Agreement. The Trustees noted that the fee schedule to the Management Agreement contained breakpoints. The Trustees concluded that such breakpoints were an effective way to share economies of scale with the holders of beneficial interests in the Portfolio and supported the approval of the continuance of the Management Agreement.

Other Benefits.    The Trustees considered the other benefits which Domini and its affiliates receive from their relationship with the Portfolio and the other Domini Funds. The Trustees reviewed the character and amount of other payments received by Domini and its affiliates, in respect of the Portfolio and each of the other Domini Funds. The Trustees considered that Domini's profitability would be lower if the benefits described above were not received. The Trustees considered the brokerage practices of Domini and noted that, based on information provided to them, Domini did not receive the benefits of ‘‘soft dollar’’ commissions with respect to the Domini Funds. The Trustees also considered the intangible benefits that may accrue to Domini and its affiliates by virtue of their relationship with the Domini Funds. The Trustees concluded that the benefits received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and the Portfolio, and supported the approval of the continuance of the Management Agreement.

Consideration of the Submanagement Agreement

Nature, Quality and Extent of Services Provided.    The Trustees considered the scope and quality of the services provided by SSgA under the Submanagement Agreement. The Trustees considered that SSgA provides the day-to-day portfolio management of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. The terms of the Submanagement Agreement were reviewed by the Trustees.

The Trustees considered the professional experience, tenure and qualifications of the Portfolio's portfolio management team and other senior personnel at SSgA. They also considered SSgA's compliance policies and procedures and compliance record. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services provided by SSgA to the Portfolio.

Investment Results.    For a discussion regarding the Investment Results considered by the Board and the Board's conclusions with respect to such Investment Results, please see ‘‘Management Agreement — Investment Results’’ above.

Fees and Other Expenses.    The Trustees considered the submanagement fees paid by Domini to SSgA. The Trustees also considered the fees that SSgA charged its other clients with investment objectives similar to the Portfolio. The Trustees considered that the advisory fees SSgA receives with respect to its other index clients are within the general range of the submanagement fee it receives with respect to the Portfolio. The Trustees also noted that Domini (and not the Portfolio) pays SSgA from the advisory fee Domini receives from the Portfolio. The Trustees determined, based on the nature and quality of the services provided by SSgA and in light of the other factors  considered, that the fees paid by Domini to SSgA under the Submanagement Agreement were reasonable and supported continuance of the Submanagement Agreement.

Costs of Services Provided and Profitability.    The Trustees considered information provided to them by SSgA concerning the costs borne by and profitability of SSgA in respect of its submanagement relationship with the Portfolio for the 2005 calendar year. The Trustees also considered SSgA's statements of income for December 31, 2004 and December 31, 2005. The Trustees considered SSgA's profit margin with respect to the Portfolio in comparison to industry data provided by Domini. Based on the information provided, the Trustees concluded that they were satisfied that SSgA's level of profitability was not excessive in view of the nature, quality and extent of services provided.

Economies of Scale.    The Trustees considered whether economies of scale would be realized by SSgA as the assets in the Portfolio increased and the extent to which any economies of scale are reflected in the level of fees charged by SSgA. The Trustees also considered that there were breakpoints in the SSgA submanagement fee. The Trustees concluded that such breakpoints were an effective way to share economies of scale with the holders of beneficial interests in the Portfolio and supported continuance of the Submanagement Agreement.

Other Benefits.    The Trustees considered the other benefits which SSgA and its affiliates receive from their relationship with the Portfolio, noting that SSgA and its affiliates provide no other services to the Portfolio. The Trustees considered the brokerage practices of SSgA and noted that, based on information provided to them, SSgA did not receive the benefits of ‘‘soft dollar’’ commissions with respect to the Portfolio. The Trustees also considered the intangible benefits that may accrue to SSgA and its affiliates by virtue of its relationship with the Portfolio. The Trustees concluded that the benefits received by SSgA and its affiliates were reasonable in the context of the relationship between SSgA and the Portfolio, and supported the approval of the continuance of the SSgA Submanagement Agreement.

Approval of new Management Agreement between Domini Social Equity Trust and Domini and a new Submanagement Agreement between Domini and Wellington Management Company, LLP

At a meeting held on April 28, 2006, the Board of Trustees approved a change in the investment strategy of the Portfolio from a passive to an active investment strategy. In connection with the change to an active investment strategy, the Board approved a new Management Agreement between the Portfolio and Domini (the ‘‘New Management Agreement’’) and a new Submanagement Agreement between Domini and Wellington Management Company, LLP (‘‘Wellington Management’’) (the ‘‘New Submanagement Agreement’’) (collectively, the ‘‘New Agreements’’). Shareholders of the Fund and holders of beneficial interests in the Portfolio approved the New Agreements at Special Meetings held on August 15, 2006. See disclosure of proxy results in next section. The new strategy will go into effect on or about November 30, 2006.

The Trustees including all of the Independent Trustees, concluded that each of Domini and Wellington Management had the capabilities, resources, and personnel necessary to manage the Portfolio and implement the new investment strategy. The Trustees further concluded that based on the services to be provided by Domini and Wellington Management to the Portfolio pursuant to the New Management and New Submanagement Agreements, respectively, the expenses incurred by Domini and Wellington Management in the performance of such services, the fees paid by similar funds and taking into account breakpoints, agreed-upon fee waivers and such other matter as the Trustees considered relevant, the compensation payable to each of Domini and Wellington Management under the New Management and New Submanagement Agreements, as applicable, is fair and reasonable.

In reaching their determination to approve the New Management and Submanagement Agreements, the Trustees considered a variety of factors they believed relevant and balanced a number of considerations. The Trustees did not identify any particular information or factor that was all-important or controlling. The primary factors considered and the conclusions reached are described below for each Agreement.

Consideration of the New Management Agreement

Nature, Quality, and Extent of Services Provided.    The Trustees considered that the terms of the New Management Agreement are the same as the existing Management Agreement except for the increase in fees payable to Domini. The Trustees considered that, pursuant to the New Management Agreement, Domini, subject to the direction of the Board, will continue to be responsible for providing advice and guidance with respect to the Portfolio and for managing the investment of the assets of the Portfolio, which it will do by engaging and overseeing the activities of Wellington Management. They considered that under the New Management Agreement, Domini would be responsible for applying social and environmental screens to a universe of securities.

The Trustees considered the scope and the quality of the services to be provided by Domini under the New Management Agreement. They considered the professional experience, tenure, and qualifications of the portfolio management teams proposed for the Portfolio and the other senior personnel at Domini. They also considered Domini's capabilities and experience in the development and application of social and environmental investment standards and its reputation and leadership in the socially responsible investment community. They considered the quality of the administrative services Domini provided to the Portfolio and to the other Domini Funds. In addition, they considered Domini's compliance policies and procedures and compliance record. Based on the foregoing, the Trustees concluded that they were satisfied with the nature, quality and extent of services to be provided by Domini to the Portfolio.

Investment Results.    The Trustees considered the performance of the Portfolio and each Feeder Fund compared to the S&P 500 Index, and noted that the annualized total returns of the Portfolio and each Feeder Fund had lagged annualized total return of the S&P 500 Index for the 1, 3, 5 and 10 year periods ending March 31, 2006 and since the Portfolio's and each Feeder Fund's inception. The Trustees considered information provided to them that showed that stock selection had generally helped the performance of the Portfolio compared to the S&P 500 Index over most time periods but that the underweight versus the S&P 500 Index of certain industries and sectors had hurt the Portfolio's performance compared to the benchmark. The Trustees considered how the passive investment strategy used by the Portfolio had impacted the performance of the Portfolio.

Fees and Other Expenses.    The Trustees considered the increased management fees to be paid by the Portfolio to Domini under the New Management Agreement. The Trustees considered that Domini (and not the Portfolio) will pay Wellington Management from its advisory fee for the Portfolio. The Trustees also considered information that showed the net increase in fees that Domini would receive (after taking into account that Domini would pay the submanagement fees, giving effect to the waiver by Domini of certain fees and expenses and the expenses that Domini expected to incur in connection with providing the social and environmental screening for the Portfolio). The Trustees also reviewed the fees that Domini charges its other clients with investment objectives similar to the Portfolio. The Trustees reviewed materials provided by Domini describing the differences in services provided to its non-fund client with similar objectives to the Portfolio and noted that the Portfolio, although it may receive more services than such non-fund client, paid a lower advisory fee. The Trustees compared the level of the Portfolio's and each Feeder Fund's advisory and administrative fees and total expense ratios versus relevant peer group averages.

The Trustees also reviewed the fees under the existing Management Agreement and considered that the current total expense ratio for the Institutional Fund exceeded the peer group average total expense ratio for U.S. equity index funds even after giving effect to the waiver by Domini of certain fees and expenses. The Trustees considered the reasons that the total expense ratio of the Fund exceeded that of the U.S. equity index funds peer group and noted that, given the license, submanagement and other fees paid or reimbursed by Domini, a reduction of fees was not likely to be a feasible alternative. The Trustees then considered that the proposed new management fee for the Portfolio was lower than the average management fees of various peer groups.

Costs of Services Provided and Profitability.    The Trustees reviewed information provided to them by Domini concerning the costs borne by and profitability of Domini with respect to its advisory and administrative relationship with the Portfolio and the Institutional Fund for the 2005 calendar year, along with a description of the methodology used by Domini in preparing the profitability information. The Trustees also reviewed information provided to them by Domini that showed the net dollar increase in fees that Domini expected to receive under the New Management Agreement and reviewed the increased expenses that Domini expected to incur in providing services under the New Management Agreement. The Trustees concluded that they were satisfied that Domini's expected level of profitability with respect to the New Management Agreement was reasonable in view of the nature, quality and extent of services to be provided.

Economies of Scale.    The Trustees also considered whether economies of scale would be realized by Domini as the Portfolio got larger and the extent to which economies of scale were reflected in the proposed new fee schedules. The Trustees noted that breakpoints were being proposed for both the New Management Agreement, and also considered the fee waivers proposed by Domini. The Trustees concluded that such breakpoints were an effective way to share economies of scale with the holders of beneficial interests in the Portfolio and that this was a positive factor in support of approval of the New Management Agreement.

Other Benefits.    The Trustees considered the other benefits that Domini and its affiliates received and could be expected to receive from their relationship with the Portfolio and the other Domini Funds. The Trustees reviewed the character and amount of payments that will continue to be received by Domini and its affiliates in connection with its relationship to the Portfolio and the other Domini Funds. The Trustees also considered the intangible benefits that would continue to accrue to Domini and its affiliates by virtue of their relationship with the Portfolio and how implementation of the new strategy would likely increase those benefits. The Trustees concluded that the benefits expected to be received by Domini and its affiliates, as outlined above, were reasonable in the context of the relationship between Domini and the Portfolio and supported the approval of the New Management Agreement.

Consideration of the New Submanagement Agreement

Nature, Quality, and Extent of Services Provided.    The Trustees considered the scope and quality of the services to be provided by Wellington Management under the New Submanagement Agreement, including the provision of day-to-day portfolio management of the Portfolio, including making purchases and sales of portfolio securities consistent with the Portfolio's investment objective and policies. The Trustees also considered the positive results of interviews with several of Wellington Management's current clients.

The Trustees considered the professional experience, tenure, and qualifications of the proposed portfolio management team and other senior personnel at Wellington Management. The Trustees also reviewed Wellington Management's compliance policies and procedures and compliance record. The Trustees further considered the terms of the New Submanagement Agreement and its differences with the existing Submanagement Agreement. The Trustees concluded that they were satisfied with the nature, quality and extent of services to be provided by Wellington Management to the Portfolio under the New Submanagement Agreement.

Investment Results.    The Trustees considered the annualized total returns of Wellington Management's core U.S. intersection total composite for the 1, 3, 5 and 10 years ending December 31, 2005 and the model investment performance of Wellington Management's core U.S. quantitative equity strategy, which Wellington Management proposed to adapt for the Portfolio. The Trustees considered the performance of both the composite and the model was consistent and reasonable when compared to the benchmark of the Portfolio. The Trustees also considered the differences between the proposed investment objectives and strategies of the Portfolio and the core U.S. quantitative equity strategy including that the model performance data did not factor in the application of Domini's social and environmental screening process. The Board considered the positive impact of the social and environmental screens on the performance of another Domini fund with a similar strategy.

Fees and Other Expenses.    The Trustees considered the submanagement fees to be paid by Domini to Wellington Management. The Trustees compared the investment submanagement fees proposed by Wellington Management with the fees charged by the current submanager of the Portfolio. They noted that the fees proposed by Wellington Management were significantly higher than the fees currently being paid to the submanager of the Portfolio and considered that the increase was reasonable given that Wellington Management would be using an active, rather than a passive, investment strategy. The Trustees also reviewed the submanagement fees that Wellington Management charges its other mutual fund clients, and noted that the submanagement fees Wellington Management receives with respect to its other mutual fund clients are within the general range of the submanagement fee it would receive with respect to the Portfolio. The Trustees noted that Domini (and not the Portfolio) will pay Wellington Management from its management fee and that they had reviewed the management fee and comparative fee information in connection with their consideration of the New Management Agreement. The Trustees determined, based on the nature and quality of the services to be provided by Wellington Management, and in light of the other factors considered, that the fees proposed by Wellington Management were reasonable and supported approval of the New Submanagement Agreement.

Costs of Services Provided and Profitability.    The Trustees considered the consolidated balance sheet for Wellington Management and its subsidiaries as of December 31, 2005. The Trustees did not, however, receive information regarding the estimated costs to Wellington Management of the services proposed to be provided by it to the Portfolio or the estimated profits that may be realized by Wellington Management from its submanagement relationship with the Portfolio. The Trustees considered that it would be difficult for Wellington Management to estimate such costs and profits given that Wellington Management had not yet provided submanagement services to the Portfolio. The Trustees also noted that it would be appropriate to request and review such information when they considered the continuation of the New Submanagement Agreement.

Economies of Scale.    The Trustees considered whether economies of scale would be realized by Wellington Management as the Portfolio got larger and the extent to which economies of scale were reflected in the proposed fee schedule under the New Submanagement Agreement. The Trustees also considered that there were breakpoints in the proposed fee reflected in the New Submanagement Agreement. The Trustees concluded that such breakpoints, as proposed, were an effective way to share economies of scale with the holders of beneficial interests in the Portfolio which was a positive factor supporting the approval of the New Submanagement Agreement.

Other Benefits.    The Trustees considered the other benefits that Wellington Management and its affiliates could be expected to receive from their relationship with the Portfolio, noting that none of Wellington

Management or any of its affiliates would be providing any other services to the Portfolio. The Trustees also considered the brokerage practices of Wellington Management. In addition, the Trustees considered the intangible benefits that may accrue to Wellington Management and its affiliates by virtue of their relationship with the Portfolio. The Trustees concluded that the benefits expected to be received by Wellington Management and its affiliates were reasonable in the context of the relationship between Wellington Management and the Portfolio and supported the approval of the New Submanagement Agreement.

Trustees and Officers

The following table presents information about each Trustee and each Officer of the Domini Institutional Trust (the ‘‘Trust’’) and Domini Social Trust (the ‘‘Master Trust’’) as of July 31, 2006. Asterisks indicate that those Trustees and Officers are ‘‘interested persons’’ (as defined in the Investment Company Act of 1940) of the Trust and the Master Trust. Each Trustee and each Officer of the Trust and the Master Trust noted as an interested person is interested by virtue of his or her position with Domini Social Investments LLC as described below. Unless otherwise indicated below, the address of each Trustee and each Officer is 536 Broadway, 7th Floor, New York, NY 10012. Neither the Funds nor the Trusts holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. No Trustee or Officer is a director of a public company or a registered investment company other than, with respect to the Trustees, the Domini Funds.

Interested Trustee and Officer
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Amy L. Domini* (56) Chair, Trustee, and President of the Trust since 1996 and the Master Trust since 1990
CEO (since 2002), President (2002-2005), and Manager (since 1997), Domini Social Investments LLC; Manager, DSIL Investment Services LLC (since 1998); Manager, Domini Holdings LLC (holding company) (since 2002); Director, Tom's of Maine, Inc. (natural care products) (2004); Board Member, Progressive Government Institute (nonprofit education on executive branch of the federal government) (since 2003); Board Member, Financial Markets Center (nonprofit financial markets research and education resources provider) (2002-2004); Trustee, New England Quarterly (periodical) (since 1998); Trustee, Episcopal Church Pension Fund (since 1994); CEO, Secretary, and Treasurer, KLD Research & Analytics, Inc. (social research provider) (1990-2000); Private Trustee, Loring, Wolcott & Coolidge Office (fiduciary) (since 1987).
8

Disinterested Trustees
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Julia Elizabeth Harris (58) Trustee of the Trust and the Master Trust since 1999	Director and President, Alpha Global Solutions, LLC (agribusiness) (2004); Trustee, Fiduciary Trust Company (financial institution) (2001-2005); Vice President, UNC Partners, Inc. (financial management) (since 1990).	8
Kirsten S. Moy (59) Trustee of the Trust and the Master Trust since 1999	Board Member, Community Reinvestment Fund (since 2003); Director, Economic Opportunities Program, The Aspen Institute (research and education) (since 2001); Director, NCB Development Corp. (Since 2006); Consultant on Social Investments, Equitable Life/AXA (1998-2001); Project Director, Community Development Innovation and Infrastructure Initiative (research) (1998-2001).	8
William C. Osborn (62) Trustee of the Trust and the Master Trust since 1997	Manager, Massachusetts Green Energy Fund Management 1, LLC (venture capital) (since 2004); Manager, Commons Capital Management LLC (venture capital) (since 2000); Special Partner/Consultant, Arete Corporation (venture capital) (since 1999); Director, CTP Hydrogen, Inc. (Since 2005); Director, World Power Technologies, Inc. (power equipment production) (1999-2004); Director, Investors' Circle (socially responsible investor network) (1999-2004).	8
Karen Paul (61) Trustee of the Trust and the Master Trust since 1997	Visiting Professor, Escuela Graduado Administración Dirección Empresas, Instituto Tecnológico y de Estudios Superiores de Monterrey (2004); Professor, Catholic University of Bolivia (2003); Fulbright Fellow, U.S. Department of State (2003); Partner, Trinity Industrial Technology (1997-2002); Executive Director, Center for Management in the Americas (1997-2002); Professor of Management and International Business, Florida International University (since 1990).	8
Gregory A. Ratliff (46) Trustee of the Trust and the Master Trust since 1999	Community Investment Consultant (self-employment) (since 2002); Senior Fellow, The Aspen Institute (research and education) (2002); Director, Economic Opportunity, John D. and Catherine T. MacArthur Foundation (private philanthropy) (1997-2002).	8

Disinterested Trustees (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
John L. Shields (53) Trustee of the Trust and the Master Trust since 2004	CEO, Open Investing, Inc. (investment adviser) (since 2006); CEO, Harris Insight Funds Trust (mutual funds) (2005-2006); Managing Director, Navigant Consulting, Inc. (management consulting firm) (2004-2006); Advisory Board Member, Vestmark, Inc. (software company) (since 2003); Managing Principal, Shields Smith & Webber LLC (management consulting firm) (2002-2004); President and CEO, Citizens Advisers, Inc. (1998-2002); President and CEO, Citizens Securities, Inc. (1998-2002); President and Trustee, Citizens Funds (1998-2002).	8
Officers
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Megan L. Dunphy* (36) Secretary of the Trust and the Master Trust since 2005	Mutual Fund Counsel, Domini Social Investments LLC (since 2005); Secretary, Domini Funds (since 2005); Counsel, ING (formerly Aetna Financial Services) (financial services) (1999-2004).	N/A
Adam M. Kanzer* (40) Chief Legal Officer of the Trust and the Master Trust since 2003
General Counsel and Director of Shareholder Advocacy (since 1998) and Chief Compliance Officer (April 2005-May 2005), Domini Social Investments LLC; Chief Compliance Officer (April 2005-July 2005) and Chief Legal Officer (since 2003), Domini Funds.
N/A
Carole M. Laible* (42) Treasurer of the Trust and the Master Trust since 1997
President (since 2005), Member (since January 2006), Chief Operating Officer (since 2002), and Financial/Compliance Officer (1997-2003), Domini Social Investments LLC; President and CEO (since 2002), Chief Compliance Officer (since 2001), Chief Financial Officer, Secretary, and Treasurer (since 1998), DSIL Investment Services LLC; Treasurer, Domini Funds (since 1997).
N/A

Officers (continued)
Name, Age, Position(s) Held, and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held	Number of Funds and Portfolios in the Domini Family of Funds Overseen by Trustee
Steven D. Lydenberg* (60) Vice President of the Trust since 1996 and the Master Trust since 1990
Chief Investment Officer (since 2003) and Member (since 1997), Domini Social Investments LLC; Vice President, Domini Funds (since 1990); Director (1990-2003) and Director of Research (1990-2001), KLD Research & Analytics, Inc. (social research provider).
N/A
Maurizio Tallini* (32) Chief Compliance Officer of the Trust and the Master Trust since 2005
Chief Compliance Officer, Domini Social Investments LLC (since May 2005); Chief Compliance Officer, Domini Funds (since July 2005); Venture Capital Controller, Rho Capital Partners (venture capital) (2001-2005); Manager, PricewaterhouseCoopers LLP (independent registered public accounting firm) (1995-2001).
N/A

The Funds' Statement of Additional Information includes additional information about the Trustees and is available without charge, upon request, by calling the following toll-free number: 1-800-217-0017.

PROXY VOTING INFORMATION

The Domini Funds’ Proxy Voting Policies and Procedures are available, free of charge, by calling 1-800-762-6814, by visiting www.domini.com/shareholder-advocacy/Proxy-Voting/index.htm, or by visiting the EDGAR database on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. All proxy votes cast for the Domini Funds are posted to Domini’s website on an ongoing basis over the course of the year. An annual record of all proxy votes cast for the Funds during the most recent 12-month period ended June 30 can be obtained, free of charge, at www.domini.com, and on the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE INFORMATION

The Domini Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Domini Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is also available to be viewed at www.domini.com.

2006 PROXY RESULTS

A Special Meeting of Shareholders of the Domini Institutional Social Equity Fund, was held on August 15, 2006, to consider the proposals described below. Each proposal was approved. The results of the voting at the Special Meeting are as follows:

1.

To elect a Board of Trustees.

Trustee	Dollars Voted For	% For	Dollars Withheld	% Withheld
Amy L. Domini	$191,381,610	99.58%	$814,125	0.42%
Julia Elizabeth Harris	191,381,610	99.58%	814,125	0.42%
Kirsten S. Moy	191,381,610	99.58%	814,125	0.42%
William C. Osborn	191,381,610	99.58%	814,125	0.42%
Karen Paul	191,381,610	99.58%	814,125	0.42%
Gregory A. Ratliff	191,381,610	99.58%	814,125	0.42%
John L. Shields	191,381,610	99.58%	814,125	0.42%

2.

To approve a new Management Agreement between the Domini Social Equity Trust and Domini Social Investments LLC.

	Dollars Voted	% of Voted
For	$149,982,549	78.03%
Against	33,014,950	17.18%
Abstain	0	0.00%
Broker Non-Vote*	9,198,237	4.79%

3.

To approve a Submanagement Agreement for the Domini Social Equity Trust between Wellington Management Company, LLP and Domini Social Investment LLC.

	Dollars Voted	% of Voted
For	$149,982,549	78.03%
Against	33,014,950	17.18%
Abstain	0	0.00%
Broker Non-Vote*	9,198,237	4.79%

4.

To authorize the Trustees to select and change investment submanagers and enter into investment submanagement agreements without the approval of shareholders.

	Dollars Voted	% of Voted
For	$127,879,939	66.53%
Against	55,117,560	28.68%
Abstain	0	0.00%
Broker Non-Vote*	9,198,237	4.79%

*

Broker non-vote represents shares held by brokers or nominees for which they did not have instructions from the beneficial owner or other persons entitled to vote and they did not have discretionary power to vote, and, therefore, the shares remained unvoted.

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DOMINI FUNDS

P.O. Box 9785
Providence, RI 02940-9785
1-800-582-6757
www.domini.com

Investment Manager and Sponsor:

Domini Social Investments LLC
536 Broadway, 7th Floor
New York, NY 10012

Investment Submanager:

SSgA Funds Management, Inc.
State Street Financial Center
One Lincoln Street
Boston, MA 02111

Distributor:

DSIL Investment Services LLC
536 Broadway, 7th Floor
New York, NY 10012
1-800-762-6814

Transfer Agent:

PFPC Inc.
760 Moore Road
King of Prussia, PA 19406

Custodian:

Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Independent Registered Public Accounting Firm:

KPMG LLP
99 High Street
Boston, MA 02110

Legal Counsel:

Bingham McCutchen LLP
150 Federal Street
Boston, MA 02110

CUSIP# 257131102

Printed on recycled paper

Item 2.	Code of Ethics.

(a)    As of the end of the period covered by this report on Form N-CSR, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer.

(c)    Not applicable.

(d)    Not applicable.

(e)    Not applicable.

(f)    Registrant is filing its code of ethics with this report.

Item 3.	Audit Committee Financial Expert.

John L. Shields, a member of the Audit Committee, has been determined by the Board of Trustees of the registrant in its reasonable business judgment to meet the definition of ‘‘audit committee financial expert’’ as such term is defined in the instructions to Form N-CSR. In addition, Mr. Shields is an ‘‘independent’’ member of the Audit Committee as defined in the instructions to Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

(a)    Audit Fees

For the fiscal years ended July 31, 2006, and July 31, 2005, the aggregate audit fees billed to the registrant by KPMG LLP (‘‘KPMG’’) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, are shown in the table below:

Fund	2006	2005
Domini Institutional Social Equity Fund	$14,000	$12,750

(b)    Audit-Related Fees

There were no audit-related fees billed by KPMG for services rendered for assurance and related services to the registrant that were reasonably related to the performance of the audit or review of the registrant’s financial statements, but not reported as audit fees, for the fiscal years ended July 31, 2006, and July 31, 2005.

There were no audit-related fees billed by KPMG for the fiscal years ended July 31, 2006, and July 31, 2005 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of Domini Social Investments LLC and entities controlling, controlled by, or under common control with Domini Social Investments LLC (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the registrant (‘‘Service Providers’’).

(c)    Tax Fees

In each of the fiscal years ended July 31, 2006, and July 31, 2005, the aggregate tax fees billed by KPMG for professional services rendered for tax compliance, tax advice, and tax planning for the registrant are shown in the table below:

Fund	2006	2005
Domini Institutional Social Equity Fund	$5,500	$5,000

There were no tax fees billed by KPMG for the fiscal years ended July 31, 2006 and July 31, 2005 that were required to be approved by the registrant’s Audit Committee for services rendered on behalf of the registrant’s Service Providers.

(d)    All Other Fees

There were no other fees billed by KPMG for the fiscal years ended July 31, 2006, and July 31, 2005, for other non-audit services rendered to the registrant.

1

There were no other fees billed by KPMG for the fiscal years ended July 31, 2006, and July 31, 2005 that were required to be approved by the registrant’s Audit Committee for other non-audit services rendered on behalf of the registrant’s Service Providers.

(e)(1)    Audit Committee Preapproval Policy: The Registrant’s Audit Committee Preapproval Policy is set forth below:

1.	Statement of Principles

The Audit Committee is required to preapprove audit and non-audit services performed for each series of the Domini Social Trust, the Domini Social Investment Trust, the Domini Institutional Trust and the Domini Advisor Trust (each such series, a ‘‘Fund’’ and collectively, the ‘‘Funds’’) by the independent accountant in order to assure that the provision of such services does not impair the accountant’s independence. The Audit Committee also is required to preapprove non-audit services performed by the Funds' independent accountant for the Funds' investment adviser, and certain of the adviser's affiliates that provide ongoing services to the Funds, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Funds. The preapproval of these services also is intended to assure that the provision of the services does not impair the accountant's independence.

Unless a type of service to be provided by the independent accountant has received preapproval, it will require separate preapproval by the Audit Committee. Also, any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee. When considering services for preapproval the Audit Committee will take into account such matters as it deems appropriate or advisable, including applicable rules regarding auditor independence.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services for the Funds, that have the preapproval of the Audit Committee. The term of any preapproval is 12 months from the date of preapproval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of preapproved services based on subsequent determinations.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis and grandfathered services.

2.	Delegation

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. By adopting this Policy the Audit Committee does not delegate to management the Audit Committee’s responsibilities to preapprove services performed by the independent auditor.

3.	Audit Services

The annual Audit services engagement terms and fees for the Funds will be subject to the preapproval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope or other matters.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other Audit services, which are those services that only the independent accountant reasonably can provide. The Audit Committee has preapproved the Audit services listed in Appendix A. All Audit services not listed in Appendix A must be separately preapproved by the Audit Committee.

4.	Audit-Related Services

Audit-related services are assurance and related services for the Funds that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent accountant. The Audit Committee believes that the provision of

2

Audit-related services does not impair the independence of the accountant, and has preapproved the Audit-related services listed in Appendix B. All Audit-related services not listed in Appendix B must be separately preapproved by the Audit Committee.

5.	Tax Services

The Audit Committee believes that the independent accountant can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the accountant’s independence. However, the Audit Committee will not permit the retention of the independent accountant in connection with a transaction initially recommended by the independent accountant, the purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee has preapproved the Tax services listed in Appendix C. All Tax services not listed in Appendix C must be separately preapproved by the Audit Committee.

6.	All Other Services

The Audit Committee may grant preapproval to those permissible non-audit services for the Funds classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the accountant. The Audit Committee has preapproved the All Other services listed in Appendix D. Permissible All Other services not listed in Appendix D must be separately preapproved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this policy as Exhibit 1. The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

7.	Preapproval Fee Levels

Preapproval fee levels for all services to be provided by the independent accountant to the Funds, and applicable non-audit services to be provided by the accountant to the Funds' investment adviser and its affiliates, will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific preapproval by the Audit Committee.

8.	Supporting Documentation

With respect to each service that is separately preapproved, the independent auditor will provide detailed back-up documentation, which will be provided to the Audit Committee, regarding the specific services to be provided.

9.	Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Funds' treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Policy of which it becomes aware.

3

Appendix A — Audit Committee Preapproval Policy

Preapproved Audit Services
for
October 26, 2005 through October 31, 2006

Service	Fee Range
Statutory audits or financial audits (including tax services associated with non-audit services)	As presented to Audit Committee in a separate engagement letter[1]
Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters	Not to exceed $9,000 per filing

Appendix B — Audit Committee Preapproval Policy

Preapproved Audit-Related Services
for
October 26, 2005 through October 31, 2006

Service	Fee Range
Consultations by Fund management with respect to the accounting or disclosure treatment of securities, transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies	Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of Funds’ semi-annual financial statements	Not to exceed $2,000 per set of financial statements per fund
Regulatory compliance assistance	Not to exceed $5,000 per quarter
Training Courses	Not to exceed $5,000 per course

4

Appendix C — Audit Committee Preapproval Policy

Preapproved Tax Services
for
October 26, 2005 through October 31, 2006

Service	Fee Range
Review of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	As presented to Audit Committee in a separate engagement letter[1]
Tax assistance and advice regarding statutory, regulatory or administrative developments	Not to exceed $5,000 for the Funds’ or for the Funds’ investment adviser during the Pre-Approval period
Assistance with custom tax audits and related matters	Not to exceed $15,000 per Fund during the Pre-Approval Period
Tax Training Courses	Not to exceed $5,000 per course during the Pre-Approval Period
M & A tax due diligence services associated with Fund mergers including: review of the target fund's historical tax filings, review of the target fund’s tax audit examination history, and hold discussions with target management and external tax advisors. Advice regarding the target fund's overall tax posture and historical and future tax exposures.	Not to exceed $8,000 per merger during the Pre-Approval Period
Tax services related to the preparation of annual PFIC statements and annual Form 5471 (Controlled Foreign Corporation for structured finance vehicles)	Not to exceed $20,000 during the Pre-Approval Period

Appendix D — Audit Committee Preapproval Policy

Preapproved All Other Services
for
October 26, 2005 through October 31, 2006

Service	Fee Range
No other services for the Pre-Approval Period have been specifically preapproved by the Audit Committee.	N/A

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Exhibit 1 — Audit Committee Preapproval Policy

Prohibited Non-Audit Services

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser or investment banking services

•	Legal services

•	Expert services unrelated to the audit

[1]	For new funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing funds, pro-rated in accordance with inception dates as provided in the auditors’ proposal or any engagement letter covering the period at issue. Fees in the engagement letter will be controlling.

(e)(2)    None, or 0%, of the services relating to the audit-related fees, tax fees, and all other fees paid by the registrant disclosed above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit review or attest services, if certain conditions are satisfied).

(f)    According to KPMG for the fiscal year ended July 31, 2006, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than KPMG’s full-time, permanent employees is as follows:

Fund	2006
Domini Institutional Social Equity Fund	0%

(g)    There were no non-audit fees billed by KPMG, the registrant’s accountant, for services rendered to the registrant’s Service Providers for the last two fiscal years of the registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant for the fiscal year ended July 31, 2006, were $5,500, and for the fiscal year ended July 31, 2005, were $5,000.

(h)    Not applicable.

Item 5.    Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.    Schedule of Investments.

The Schedule of Investments is included as part of the report to stockholders filed under Item 1.

Item 7.    Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

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Item 8.    Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.    Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.    Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may submit recommendations for nominees to the registrant’s Board of Trustees.

Item 11.    Controls and Procedures.

(a)    Within 90 days prior to the filing of this report on Form N-CSR, Amy L. Domini, the registrant’s President and Principal Executive Officer, and Carole M. Laible, the registrant’s Treasurer and Principal Financial Officer, reviewed the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) of the Investment Company Act of 1940) and evaluated their effectiveness. Based on their evaluation, Ms. Domini and Ms. Laible determined that the disclosure controls and procedures adequately ensure that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods required by the Securities and Exchange Commission’s rules and forms.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)    The Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)    Separate certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 for each principal executive officer and principal financial officer of the registrant are filed herewith.

(a)(3)    Not applicable to the registrant.

(b)    A single certification required by Rule 30a-2(b) under the Investment Company Act of 1940, Rule 13a-14b or Rule 15d-14(b) under the Securities Exchange Act of 1934, and Section 1350 of Chapter 63 of Title 18 of the United States Code for the chief executive officer and the chief financial officer of the registrant is filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DOMINI INSTITUTIONAL TRUST

By:	/s/ Amy L. Domini
Amy L. Domini President

Date: October 5, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Amy L. Domini
Amy L. Domini President (Principal Executive Officer)

Date: October 5, 2006

By:	/s/ Carole M. Laible
Carole M. Laible Treasurer (Principal Financial Officer)

Date:	October 5, 2006